UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2015

NBCUniversal Media, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36438		14-1682529
(Commission File Number)		(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112-0015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 664-4444

N/A
(Former Name or Former Address, if Changed Since Last Report) ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Form 8-K filed by NBCUniversal Media, LLC (“NBCUniversal”) on May 11, 2015, Michael J. Cavanagh was appointed to serve as Comcast’s Senior Executive Vice President and Chief Financial Officer and NBCUniversal’s principal financial officer, effective upon a date to be mutually agreed. On July 1, 2015, Michael J. Cavanagh became Comcast’s Chief Financial Officer and NBCUniversal’s principal financial officer, and in connection therewith, Michael J. Angelakis ceased to serve as Comcast’s Vice Chairman and Chief Financial Officer and NBCUniversal’s principal financial officer and became a Senior Advisor to Comcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBCUNIVERSAL MEDIA, LLC

Date:	July 1, 2015	By:	/s/ Arthur R. Block
Arthur R. Block Executive Vice President